Exhibit 99.B
EL PASO CORPORATION
Operating Statistics
Third Quarter 2005
Table of Contents

Page

Consolidated Statements of Income	2
Segment Information	3
Consolidated Operating Results
Consolidated Net Income	4
Consolidated Earnings Before Interest Expense and Income Taxes (EBIT)	5
Business Segment Results
Pipeline Group
Earnings Before Interest Expense and Income Taxes	6
Throughput	7
Non-regulated Group
Earnings Before Interest Expense and Income Taxes	8
Production
Earnings Before Interest Expense and Income Taxes	9
Sales Volumes, Realized Prices and Costs Per Unit	10
Marketing and Trading
Earnings Before Interest Expense and Income Taxes	11
Operating Data	12
Power
Earnings Before Interest Expense and Income Taxes	13
Operating Data	14
Field Services
Earnings Before Interest Expense and Income Taxes	15
Other non-regulated
Earnings Before Interest Expense and Income Taxes	16
Schedule of Significant Items	17

EL PASO CORPORATION
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2005	2004	2005	2004

	(In millions, except per share amounts)
	(Unaudited)
Operating revenues	$810	$1,429	$3,176	$4,510
Operating expenses
Cost of products and services	118	390	277	1,215
Operation and maintenance	490	475	1,311	1,249
Loss on long-lived assets	3	582	384	837
Western Energy Settlement	—	—	59	—
Depreciation, depletion and amortization	275	270	849	808
Taxes, other than income taxes	75	67	211	197

	961	1,784	3,091	4,306

Operating income (loss)	(151)	(355)	85	204
Equity earnings and other income	64	632	339	891

Earnings before interest expense, income taxes, and other charges	(87)	277	424	1,095
Interest and debt expense	344	396	1,034	1,229
Return on preferred interests of consolidated subsidiaries	—	6	9	18

Loss before income taxes	(431)	(125)	(619)	(152)
Income taxes (benefit)	(108)	77	(165)	135

Loss from continuing operations	(323)	(202)	(454)	(287)
Discontinued operations, net of income taxes	11	(12)	10	(118)

Net loss	(312)	(214)	(444)	(405)
Preferred stock dividends	9	—	17	—

Net loss available to common stockholders	$(321)	$(214)	$(461)	$(405)

Diluted loss per common share
Loss from continuing operations	$(0.51)	$(0.31)	$(0.73)	$(0.45)
Discontinued operations, net of income taxes	0.01	(0.02)	0.01	(0.18)

Net loss per common share	$(0.50)	$(0.33)	$(0.72)	$(0.63)

Diluted average common shares outstanding (000’s)	648,417	639,163	643,009	638,823

EL PASO CORPORATION
SEGMENT INFORMATION

	2005			2004				Year-to-Date

	First	Second	Third	First	Second	Third	Fourth	2005	2004

	(In millions)
	(Unaudited)
Operating revenues
Pipeline Group	$768	$653	$646	$721	$617	$604	$709	$2,067	$1,942

Non-regulated Group
Production	439	452	449	446	430	400	459	1,340	1,276
Marketing and Trading	(175)	(21)	(389)	(159)	(141)	(120)	(88)	(585)	(420)
Power	77	109	60	207	236	181	171	246	624
Field Services	48	28	45	387	428	426	121	121	1,241
Other non-regulated(1)	27	22	15	43	28	31	28	64	102
Non-regulated eliminations(1)	(31)	(13)	(13)	(78)	(64)	(72)	(51)	(57)	(214)

Non-regulated Group Total	385	577	167	846	917	846	640	1,129	2,609
Corporate Group and eliminations(1)	(11)	(6)	(3)	(10)	(10)	(21)	15	(20)	(41)

Consolidated total	1,142	1,224	810	1,557	1,524	1,429	1,364	3,176	4,510

Depreciation, depletion and amortization
Pipeline Group	111	108	108	100	101	104	105	327	305

Non-regulated Group
Production	146	157	153	140	131	136	141	456	407
Marketing and Trading	1	1	1	3	3	4	3	3	10
Power	12	10	6	16	12	14	12	28	42
Field Services	1	1	1	3	4	3	2	3	10
Other non-regulated(1)	2	1	1	2	2	2	3	4	6

Non-regulated Group Total	162	170	162	164	152	159	161	494	475
Corporate Group and eliminations(1)	7	16	5	11	10	7	14	28	28

Consolidated total	280	294	275	275	263	270	280	849	808

Operating income (loss)
Pipeline Group	362	262	207	348	260	218	303	831	826

Non-regulated Group
Production	180	175	167	203	202	147	174	522	552
Marketing and Trading	(186)	(32)	(404)	(175)	(154)	(139)	(94)	(622)	(468)
Power	(38)	(357)	(16)	(204)	56	(48)	(228)	(411)	(196)
Field Services	2	(5)	(26)	10	7	(477)	(5)	(29)	(460)
Other non-regulated(1)	9	12	—	17	(1)	4	5	21	20

Non-regulated Group Total	(33)	(207)	(279)	(149)	110	(513)	(148)	(519)	(552)
Corporate Group and eliminations(1)	(100)	(48)	(79)	(10)	—	(60)	(169)	(227)	(70)

Consolidated total	229	7	(151)	189	370	(355)	(14)	85	204

Earnings (loss) before interest expense and income taxes (EBIT)
Pipeline Group	412	309	272	386	308	268	369	993	962

Non-regulated Group
Production	183	176	169	204	204	150	176	528	558
Marketing and Trading	(185)	(30)	(398)	(164)	(152)	(138)	(85)	(613)	(454)
Power	(50)	(381)	(41)	(169)	102	(7)	(525)	(472)	(74)
Field Services	182	(3)	(22)	36	27	61	(4)	157	124
Other non-regulated(1)	8	12	—	18	(4)	5	8	20	19

Non-regulated Group Total	138	(226)	(292)	(75)	177	71	(430)	(380)	173
Corporate Group and eliminations(1)	(98)	(24)	(67)	9	13	(62)	(204)	(189)	(40)

Consolidated total	$452	$59	$(87)	$320	$498	$277	$(265)	$424	$1,095

Total Significant Items impacting EBIT(2)	$(31)	$489	$80	$290	$39	$109	$666	$538	$438

(1)	Included in Corporate results in SEC filings

(2)	Refer to Schedule of Significant Items on page 17 for details.

EL PASO CORPORATION
CONSOLIDATED NET INCOME

	2005			2004				Year-to-Date

	First	Second	Third	First	Second	Third	Fourth	2005	2004

	(In millions, except per share amounts)
	(Unaudited)
Operating revenues	$1,142	$1,224	$810	$1,557	$1,524	$1,429	$1,364	$3,176	$4,510
Operating expenses	913	1,217	961	1,368	1,154	1,784	1,378	3,091	4,306

Operating income (loss)	229	7	(151)	189	370	(355)	(14)	85	204
Equity earnings and other income (expense)	223	52	64	131	128	632	(251)	339	891

Earnings (loss) before interest expense, income taxes and other charges	452	59	(87)	320	498	277	(265)	424	1,095
Interest and debt expense	350	340	344	423	410	396	378	1,034	1,229
Return on preferred interests of consolidated subsidiaries	6	3	—	6	6	6	7	9	18

Income (loss) before income taxes	96	(284)	(431)	(109)	82	(125)	(650)	(619)	(152)
Income taxes (benefit)	(6)	(51)	(108)	10	48	77	(104)	(165)	135

Income (loss) from continuing operations	102	(233)	(323)	(119)	34	(202)	(546)	(454)	(287)
Discontinued operations, net of income taxes	4	(5)	11	(77)	(29)	(12)	4	10	(118)

Consolidated net income (loss)	$106	$(238)	$(312)	$(196)	$5	$(214)	$(542)	$(444)	$(405)
Preferred stock dividends	—	8	9	—	—	—	—	17	—

Net income (loss) available to common stockholders	$106	$(246)	$(321)	$(196)	$5	$(214)	$(542)	$(461)	$(405)

Diluted earnings (loss) per common share	$0.17	$(0.38)	$(0.50)	$(0.31)	$0.01	$(0.33)	$(0.85)	$(0.72)	$(0.63)
Diluted average common shares outstanding (000’s)	641,816	640,898	648,417	638,212	639,119	639,163	639,320	643,009	638,823
Pretax Significant Items impacting EBIT(1)	$(31)	$489	$80	$290	$39	$109	$666	$538	$438

(1)	Refer to Schedule of Significant Items on page 17 for details

EL PASO CORPORATION
CONSOLIDATED EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES

	2005			2004				Year-to-Date

	First	Second	Third	First	Second	Third	Fourth	2005	2004

	(In millions)
	(Unaudited)
Operating revenues
Pipeline Group	$768	$653	$646	$721	$617	$604	$709	$2,067	$1,942

Non-regulated Group
Production	439	452	449	446	430	400	459	1,340	1,276
Marketing and Trading	(175)	(21)	(389)	(159)	(141)	(120)	(88)	(585)	(420)
Power	77	109	60	207	236	181	171	246	624
Field Services	48	28	45	387	428	426	121	121	1,241
Other non-regulated(1)	27	22	15	43	28	31	28	64	102
Non-regulated eliminations(1)	(31)	(13)	(13)	(78)	(64)	(72)	(51)	(57)	(214)

Non-regulated Group Total	385	577	167	846	917	846	640	1,129	2,609
Corporate Group and eliminations(1)	(11)	(6)	(3)	(10)	(10)	(21)	15	(20)	(41)

Total	1,142	1,224	810	1,557	1,524	1,429	1,364	3,176	4,510

Operating expenses
Cost of products and services	99	60	118	390	435	390	148	277	1,215
Operation and maintenance	383	438	490	401	373	475	623	1,311	1,249
Loss on long-lived assets	21	360	3	238	17	582	271	384	837
Western Energy Settlement	59	—	—	—	—	—	—	59	—
Depreciation, depletion and amortization	280	294	275	275	263	270	280	849	808
Taxes, other than income taxes	71	65	75	64	66	67	56	211	197

Total	913	1,217	961	1,368	1,154	1,784	1,378	3,091	4,306

Consolidated operating income (loss)	229	7	(151)	189	370	(355)	(14)	85	204
Equity earnings and other income (expense)	223	52	64	131	128	632	(251)	339	891

Earnings (loss) before interest expense and income taxes	$452	$59	$(87)	$320	$498	$277	$(265)	$424	$1,095

(1)	Included in Corporate results in SEC filings

PIPELINE GROUP
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2005			2004				Year-to-Date

	First	Second	Third	First	Second	Third	Fourth	2005	2004

	(In millions)
Operating revenues	$768	$653	$646	$721	$617	$604	$709	$2,067	$1,942
Operating expenses
Operation and maintenance	259	246	288	234	219	244	271	793	697
Gain on long-lived assets	(7)	(3)	—	(1)	—	—	—	(10)	(1)
Depreciation, depletion and amortization	111	108	108	100	101	104	105	327	305
Taxes, other than income taxes	43	40	43	40	37	38	30	126	115

Total	406	391	439	373	357	386	406	1,236	1,116

Operating income	362	262	207	348	260	218	303	831	826
Equity earnings and other income	50	47	65	38	48	50	66	162	136

Earnings before interest expense and income taxes (EBIT)	$412	$309	$272	$386	$308	$268	$369	$993	$962

Significant Items:
Operating expenses	$—	$(2)	$—	$4	$1	$—	$(1)	$(2)	$5
Equity earnings and other income	—	—	(1)	—	—	(4)	(15)	(1)	(4)

Total Significant Items	$—	$(2)	$(1)	$4	$1	$(4)	$(16)	$(3)	$1

PIPELINE GROUP
THROUGHPUT
(Excludes Intrasegment Volumes)
(BBtu/d)

	2005			2004				Year-to-Date

	First	Second	Third	First	Second	Third	Fourth	2005	2004

Tennessee Gas Pipeline	5,026	4,315	4,146	5,385	4,321	3,858	4,322	4,492	4,520
American Natural Resources	4,947	3,686	3,705	4,946	3,838	3,577	3,914	4,108	4,118
Southern Natural Gas	2,243	1,735	2,005	2,589	2,035	1,984	2,046	1,993	2,202
El Paso Natural Gas(1)	4,055	4,089	4,332	3,981	4,152	4,432	4,371	4,160	4,189
Colorado Interstate Gas(2)	3,406	3,653	3,781	2,824	2,720	2,678	2,957	3,615	2,740
El Paso Gas Transmission Mexico, S. de R.L	50	50	50	50	50	50	50	50	50

Total	19,727	17,528	18,019	19,775	17,116	16,579	17,660	18,418	17,819

Equity Investments (Ownership Percentage)
Citrus (50%)	952	959	1,080	921	1,029	1,119	959	997	1,023
Great Lakes (50%)	1,223	1,140	1,109	1,131	1,096	1,079	1,094	1,157	1,102
Samalayuca & Gloria a Dios (50%)	209	214	217	208	219	228	210	213	218
San Fernando (50%)	475	475	475	475	475	475	475	475	475

Total	2,859	2,788	2,881	2,735	2,819	2,901	2,738	2,842	2,818

Total throughput	22,586	20,316	20,900	22,510	19,935	19,480	20,398	21,260	20,637

(1)	Including Mojave Pipeline Company (MPC)

(2)	Including Wyoming Interstate Company (WIC) and Cheyenne Plains Gas Pipeline (CPG)

NON-REGULATED GROUP
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2005			2004				Year-to-Date

	First	Second	Third	First	Second	Third	Fourth	2005	2004

	(In millions)
Operating revenues
Production	$439	$452	$449	$446	$430	$400	$459	$1,340	$1,276
Marketing and Trading	(175)	(21)	(389)	(159)	(141)	(120)	(88)	(585)	(420)
Power	77	109	60	207	236	181	171	246	624
Field Services	48	28	45	387	428	426	121	121	1,241
Other non-regulated(1)	27	22	15	43	28	31	28	64	102
Non-regulated eliminations(1)	(31)	(13)	(13)	(78)	(64)	(72)	(51)	(57)	(214)

Total	385	577	167	846	917	846	640	1,129	2,609

Operating expenses
Cost of products and services	53	34	51	346	398	361	109	138	1,105
Operation and maintenance	149	196	199	222	208	231	236	544	661
Loss on long-lived assets	28	363	3	242	22	582	271	394	846
Depreciation, depletion and amortization	162	170	162	164	152	159	161	494	475
Taxes, other than income taxes	26	21	31	21	27	26	11	78	74

Total	418	784	446	995	807	1,359	788	1,648	3,161

Operating income (loss)	(33)	(207)	(279)	(149)	110	(513)	(148)	(519)	(552)
Equity earnings and other income (expense)	171	(19)	(13)	74	67	584	(282)	139	725

Earnings (loss) before interest expense and income taxes (EBIT)	$138	$(226)	$(292)	$(75)	$177	$71	$(430)	$(380)	$173

Significant Items:
Operating expenses	$28	$384	$31	$257	$24	$585	$273	$443	$866
Equity earnings and other income	(119)	81	50	24	16	(502)	356	12	(462)

Total Significant Items	$(91)	$465	$81	$281	$40	$83	$629	$455	$404

(1)	Included in Corporate results in SEC filings

PRODUCTION
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2005			2004				Year-to-Date

	First	Second	Third	First	Second	Third	Fourth	2005	2004

	(In millions)
Operating revenues
Natural gas	$353	$354	$354	$368	$363	$325	$372	$1,061	$1,056
Oil, condensate and natural gas liquids (NGL)	85	96	105	77	66	75	87	286	218
Other(4)	1	2	(10)	1	1	—	—	(7)	2

Total operating revenues	439	452	449	446	430	400	459	1,340	1,276
Transportation and net product costs (1)	(13)	(12)	(11)	(14)	(13)	(13)	(14)	(36)	(40)

Total operating margin	426	440	438	432	417	387	445	1,304	1,236

Operating expenses
Depreciation, depletion and amortization	146	157	153	140	131	136	141	456	407
Production costs(2)	55	59	72	42	44	58	66	186	144
Other charges(3)	—	2	—	9	2	1	10	2	12
General and administrative expenses	41	43	45	36	37	47	53	129	120
Taxes, other than production and income taxes	4	4	1	2	1	(2)	1	9	1

Total	246	265	271	229	215	240	271	782	684

Operating income	180	175	167	203	202	147	174	522	552
Equity earnings and other income	3	1	2	1	2	3	2	6	6

Earnings before interest expense and income taxes (EBIT)	$183	$176	$169	$204	$204	$150	$176	$528	$558

Significant Items:
Operating expenses	$—	$2	$—	$9	$2	$1	$10	$2	$12

Total Significant Items	$—	$2	$—	$9	$2	$1	$10	$2	$12

(1)	Amounts are included in operating expenses on our consolidated statement of income

(2)	Production costs include lease operating costs and production related taxes (including ad valorem and severance taxes)

(3)	Other charges include restructuring costs and loss on long-lived assets

(4)	Includes Brazil’s mark-to-market loss of $11 million recorded in the third quarter of 2005

PRODUCTION
SALES VOLUMES, REALIZED PRICES AND COSTS PER UNIT

	2005			2004				Year-to-Date

	First	Second	Third	First	Second	Third	Fourth	2005	2004

Natural Gas Sales Volumes from Continuing Operations (MMcf)
Onshore	20,324	24,259	26,489	18,784	18,504	20,204	20,143	71,072	57,492
Offshore	14,754	13,289	9,831	24,574	19,502	15,810	14,830	37,874	59,886
Texas Gulf Coast	16,758	16,560	15,115	22,341	23,529	20,616	19,172	48,433	66,486
International	4,322	3,682	3,845	—	—	2,652	4,196	11,849	2,652

Total Natural Gas Sales Volumes from Continuing Operations	56,158	57,790	55,280	65,699	61,535	59,282	58,341	169,228	186,516
Total Natural Gas Sales Volumes from Discontinued Operations(2)	445	91	—	4,694	101	46	429	536	4,841

Total Natural Gas Sales Volumes	56,603	57,881	55,280	70,393	61,636	59,328	58,770	169,764	191,357

Oil, Condensate and NGL Sales Volumes from Continuing Operations (MBbls)
Onshore	322	420	554	268	299	288	301	1,296	855
Offshore	1,028	1,092	830	1,493	909	1,007	981	2,950	3,409
Texas Gulf Coast	621	605	538	949	729	583	691	1,764	2,261
International	165	143	146	—	—	135	185	454	135

Total Oil, Condensate and NGL Sales Volumes from Continuing Operations	2,136	2,260	2,068	2,710	1,937	2,013	2,158	6,464	6,660
Total Oil, Condensate and NGL Sales Volumes from Discontinued Operations(2)	—	—	—	58	—	—	—	—	58

Total Oil, Condensate and NGL Sales Volumes	2,136	2,260	2,068	2,768	1,937	2,013	2,158	6,464	6,718

Equivalent Sales Volumes from Continuing Operations (MMcfe)
Onshore	22,256	26,782	29,807	20,392	20,298	21,933	21,948	78,845	62,623
Offshore	20,923	19,842	14,809	33,532	24,956	21,845	20,718	55,574	80,333
Texas Gulf Coast	20,484	20,189	18,345	28,034	27,903	24,117	23,318	59,018	80,054
International	5,313	4,538	4,723	—	—	3,464	5,308	14,574	3,464

Total Equivalent Sales Volumes from Continuing Operations	68,976	71,351	67,684	81,958	73,157	71,359	71,292	208,011	226,474
Total Equivalent Sales Volumes from Discontinued Operations(2)	445	91	—	5,043	101	46	429	536	5,190

Total Equivalent Sales Volumes	69,421	71,442	67,684	87,001	73,258	71,405	71,721	208,547	231,664

Unconsolidated Affiliate Volumes (Four Star)
Natural Gas (MMcf)	—	—	1,605	—	—	—	—	1,605	—
Oil, Condensate and NGL (MBbls)	—	—	92	—	—	—	—	92	—
Total Equivalent Sales Volumes (MMcfe)	—	—	2,156	—	—	—	—	2,156	—

Weighted Average Realized Prices(1)
Natural gas including hedges ($/Mcf)	$6.10	$5.96	$6.22	$5.46	$5.76	$5.30	$6.18	$6.09	$5.50
Natural gas excluding hedges ($/Mcf)	$5.53	$6.18	$7.56	$5.54	$5.81	$5.35	$6.28	$6.41	$5.57
Oil, condensate and NGL including hedges ($/Bbl)	$39.11	$41.80	$50.17	$27.32	$32.57	$36.32	$39.44	$43.59	$31.57
Oil, condensate and NGL excluding hedges ($/Bbl)	$39.45	$42.48	$51.28	$27.31	$32.57	$36.44	$39.89	$44.30	$31.61

Production cost
Average lease operating cost ($/Mcfe)	$0.61	$0.76	$0.74	$0.49	$0.51	$0.67	$0.74	$0.71	$0.55
Average production taxes ($/Mcfe)	$0.19	$0.07	$0.32	$0.03	$0.09	$0.14	$0.19	$0.19	$0.09

Total production cost ($/Mcfe)	$0.80	$0.83	$1.06	$0.52	$0.60	$0.81	$0.93	$0.90	$0.64

Average general and administrative cost ($/Mcfe)	$0.59	$0.61	$0.65	$0.44	$0.51	$0.65	$0.75	$0.62	$0.53
Unit of production depletion cost ($/Mcfe)	$2.00	$2.05	$2.11	$1.58	$1.64	$1.75	$1.81	$2.05	$1.66

(1)	Prices are stated after transportation costs

(2)	Includes Canada and Hungary

MARKETING AND TRADING
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2005			2004				Year-to-Date

	First	Second	Third	First	Second	Third	Fourth	2005	2004

	(In millions)
Gross margin and other revenue	$(175)	$(21)	$(389)	$(159)	$(141)	$(120)	$(88)	$(585)	$(420)

Operating expenses
Operation and maintenance	10	9	14	13	10	15	15	33	38
Depreciation, depletion and amortization	1	1	1	3	3	4	3	3	10
Taxes, other than income taxes	—	1	—	—	—	—	(12)	1	—

Total	11	11	15	16	13	19	6	37	48

Operating loss	(186)	(32)	(404)	(175)	(154)	(139)	(94)	(622)	(468)
Equity earnings and other income	1	2	6	11	2	1	9	9	14

Earnings (loss) before interest expense and income taxes (EBIT)	$(185)	$(30)	$(398)	$(164)	$(152)	$(138)	$(85)	$(613)	$(454)

Significant Items:
Operating expenses	$—	$—	$—	$2	$—	$—	$—	$—	$2

Total Significant Items	$—	$—	$—	$2	$—	$—	$—	$—	$2

MARKETING AND TRADING
OPERATING DATA

	2005			2004				Year-to-Date

	First	Second	Third	First	Second	Third	Fourth	2005	2004

Price Risk Management Statistics
Forward Trading Book (in millions)	$46	$36	$(270)	$(525)	$(626)	$(752)	$(61)	$(270)	$(752)
Average VAR (in millions)(1)	$20	$23	$42	$33	$31	$35	$51	$28	$33
Physical Gas Delivery (BBtu/d)	1,534	1,597	1,564	2,073	1,735	1,793	1,724	1,565	1,867
Physical Power Sales (MMWh)	15,096	14,505	15,457	23,493	22,652	27,346	21,982	45,058	73,491
Financial Settlements (BBtue/d)	8,081	7,595	6,810	25,033	18,804	17,952	17,072	7,490	20,587
Analysis of Price Risk Management Activities and Forward Book
      Trading Portfolio Value at Risk:

September 30, 2005

(In millions)
One Day VAR-95% Confidence Level at 9/30/05	$58
Average VAR-95% Confidence Level during 2005	$28
High VAR-95% Confidence Level during 2005	$58
Low VAR-95% Confidence Level during 2005	$12

	September 30, 2005

	Forward	Return of Cash	Total Cash
	Trading Book	Collateral(2)	Expectations(3)

	(In millions)
Risk Management Assets and Liabilities
Mark to Market Value and Cash Liquidation
2005	$12	$343	$355
2006	(234)	479	245
2007	(22)	(20)	(42)
2008	9	(87)	(78)
2009	5	(71)	(66)
Remainder	(40)	32	(8)

Total	$(270)	$676	$406

(1)	Average VAR was calculated using the historical simulation methodology at a 95% confidence level.

(2)	Return of cash collateral includes margin posted against our production hedge payables that are included in production segment’s non-trading book.

(3)	Estimated present value of our expected settlements of accrual positions through 2028, assuming a reasonable utilization of transportation and storage capacity, were $(279) million at September 30, 2005.

POWER
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2005			2004				Year-to-Date

	First	Second	Third	First	Second	Third	Fourth	2005	2004

	(In millions)
Gross margin and other revenue	$59	$101	$52	$160	$194	$155	$134	$212	$509

Operating expenses
Operation and maintenance	51	78	55	97	97	102	78	184	296
Loss on long-lived assets	27	361	—	240	16	77	266	388	333
Depreciation, depletion and amortization	12	10	6	16	12	14	12	28	42
Taxes, other than income taxes	7	9	7	11	13	10	6	23	34

Total	97	458	68	364	138	203	362	623	705

Operating income (loss)	(38)	(357)	(16)	(204)	56	(48)	(228)	(411)	(196)
Equity earnings and other income (expense)	(12)	(24)	(25)	35	46	41	(297)	(61)	122

Earnings (loss) before interest expense and income taxes (EBIT)	$(50)	$(381)	$(41)	$(169)	$102	$(7)	$(525)	$(472)	$(74)

Significant Items:
Operating expenses	$27	$380	$—	$243	$15	$80	$266	$407	$338
Equity earnings and other income (1)	61	81	50	23	15	11	346	192	49

Total Significant Items	$88	$461	$50	$266	$30	$91	$612	$599	$387

EBIT
Domestic power	$12	$44	$(161)	$(73)	$41	$(33)	$(392)	$(105)	$(65)
International power	(41)	(416)	127	(84)	70	42	(117)	(330)	28
Power G&A	(21)	(9)	(7)	(12)	(9)	(16)	(16)	(37)	(37)

Total Power	$(50)	$(381)	$(41)	$(169)	$102	$(7)	$(525)	$(472)	$(74)

(1)	Includes $159 million of losses from our investment in MCV, which reflects our proportionate share of a significant impairment recorded by MCV during the third quarter of 2005.

POWER
OPERATING DATA

	2005			2004				Year-to-Date

	First	Second	Third	First	Second	Third	Fourth	2005	2004

Price Risk Management Statistics
Forward Non-trading Book (in millions)	$65	$60	$56	$1,823	$946	$905	$665	$56	$905

Asset Statistics
Power Assets Capacity (Net Megawatts Owned)
Domestic	1,022	905	905	3,982	3,715	1,950	1,341	905	1,950
International	4,403	4,307	3,447	4,446	4,446	4,456	4,487	3,447	4,456

Total	5,425	5,212	4,352	8,428	8,161	6,406	5,828	4,352	6,406
Power Generation Volumes (MMWh) — for consolidated plants only	499	322	315	1,512	1,593	1,810	1,339	1,136	4,915

FIELD SERVICES
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2005			2004				Year-to-Date

	First	Second	Third	First	Second	Third	Fourth	2005	2004

	(In millions)
Gross Margin	$3	$7	$7	$45	$44	$53	$23	$17	$142

Operating expenses
Operation and maintenance	(1)	4	29	26	25	19	32	32	70
(Gain) loss on long-lived assets	1	6	3	2	6	506	(6)	10	514
Depreciation, depletion and amortization	1	1	1	3	4	3	2	3	10
Taxes, other than income taxes	—	1	—	4	2	2	—	1	8

Total	1	12	33	35	37	530	28	46	602

Operating income (loss)	2	(5)	(26)	10	7	(477)	(5)	(29)	(460)
Equity earnings and other income	180	2	4	26	20	538	1	186	584

Earnings (loss) before interest expense and income taxes (EBIT)	$182	$(3)	$(22)	$36	$27	$61	$(4)	$157	$124

Significant Items:
Operating expenses	$1	$6	$31	$3	$7	$505	$(6)	$38	$515
Equity earnings and other income	(180)	—	—	1	1	(513)	10	(180)	(511)

Total Significant Items	$(179)	$6	$31	$4	$8	$(8)	$4	$(142)	$4

Equity earnings from GulfTerra Energy Partners, L.P.(1)	$—	$—	$—	$34	$29	$31	$6	$—	$94

Cash Distributions from GulfTerra Energy Partners, L.P.
Common unit ownership	$—	$—	$—	$7	$7	$7	$5	$—	$21
Series C unit ownership	—	—	—	8	8	8	—	—	24
General partner ownership	—	—	—	21	22	22	2	—	65

Total	$—	$—	$—	$36	$37	$37	$7	$—	$110

(1)	In September 2004, in connection with the closing of the merger between GulfTerra and Enterprise, we completed the sale of substantially all of our interests in GulfTerra, as well as nine processing plants located in South Texas to affiliates of Enterprise. The GulfTerra interests sold were our interest in the general partner of GulfTerra, 10.9 million Series C units and 2.9 million GulfTerra common units. Our total gross cash proceeds from the sales were approximately $1.03 billion. In addition to the cash proceeds, we received a 9.9 percent interest in the general partner of the combined organization, Enterprise Products GP, LLC. Our remaining GulfTerra common units were exchanged for approximately 13.5 million common units in Enterprise as a result of the merger. As of December 31, 2004, we had approximately $257 million of investments in unconsolidated affiliates on our balance sheet related to Enterprise. We sold our remaining interests to Enterprise in January 2005.

OTHER NON-REGULATED(1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2005			2004				Year-to-Date

	First	Second	Third	First	Second	Third	Fourth	2005	2004

	(In millions)
Gross margin and other revenue	$19	$16	$8	$30	$14	$17	$17	$43	$61

Operating expenses
Operation and maintenance	5	6	7	9	8	6	4	18	23
(Gain) loss on long-lived assets	—	(4)	—	—	—	(1)	3	(4)	(1)
Depreciation, depletion and amortization	2	1	1	2	2	2	3	4	6
Taxes, other than income taxes	3	1	—	2	5	6	2	4	13

Total	10	4	8	13	15	13	12	22	41

Operating income (loss)	9	12	—	17	(1)	4	5	21	20
Equity earnings and other income (expense)	(1)	—	—	1	(3)	1	3	(1)	(1)

Earnings (loss) before interest expense and income taxes (EBIT)	$8	$12	$—	$18	$(4)	$5	$8	$20	$19

Significant Items:
Operating expenses	$—	$(4)	$—	$—	$—	$(1)	$3	$(4)	$(1)

Total Significant Items	$—	$(4)	$—	$—	$—	$(1)	$3	$(4)	$(1)

EBIT
Global Networks (Telecom)	$—	$8	$(2)	$(2)	$(6)	$—	$7	$6	$(8)
LNG	—	—	—	—	(2)	—	(3)	—	(2)
EnCap	4	2	1	15	—	2	—	7	17
Petroleum Markets Other	4	2	1	5	4	3	4	7	12

Total EBIT	$8	$12	$—	$18	$(4)	$5	$8	$20	$19

(1)	Included in Corporate results in SEC filings

EL PASO CORPORATION
SCHEDULE OF SIGNIFICANT ITEMS

	2005			2004				Year-to-Date

	First	Second	Third	First	Second	Third	Fourth	2005	2004

	(In millions)
	(Unaudited)
Restructuring costs
Employee severance, retention and transition costs	$1	$2	$—	$27	$6	$2	$3	$3	$35
Facility closures	—	27	—	—	—	30	50	27	30

Total restructuring costs	1	29	—	27	6	32	53	30	65

Impairments and net (gain) loss on sale of long-lived assets
Long-lived assets impairment	28	366	3	246	23	576	279	397	845
Long-lived assets net (gain) loss on sales	—	(5)	—	(7)	(6)	5	(8)	(5)	(8)
Minority interest related to Nejapa impairment	—	(6)	—	—	—	—	—	(6)	—

Total (gain) loss on long-lived assets	28	355	3	239	17	581	271	386	837

Impairments and net (gain) loss on sale of investments
Equity investments impairment	85	88	159	18	19	14	346	332	51
Equity investments net (gain) loss on sales	(204)	(1)	(110)	6	(1)	(520)	(6)	(315)	(515)
Cost basis investments impairment	—	—	—	—	(2)	2	2	—	—

Total (gain) loss on investments	(119)	87	49	24	16	(504)	342	17	(464)

Macae receivable impairment	—	18	—	—	—	—	—	18	—
Gas supply contract termination	—	—	28	—	—	—	—	28	—
Western Energy Settlement	59	—	—	—	—	—	—	59	—

Total Significant Items impacting EBIT	$(31)	$489	$80	$290	$39	$109	$666	$538	$438

Significant Items impacting EBIT by segment:
Pipeline Group	$—	$(2)	$(1)	$4	$1	$(4)	$(16)	$(3)	$1
Production	—	2	—	9	2	1	10	2	12
Marketing and Trading	—	—	—	2	—	—	—	—	2
Power	88	461	50	266	30	91	612	599	387
Field Services	(179)	6	31	4	8	(8)	4	(142)	4
Other non-regulated	—	(4)	—	—	—	(1)	3	(4)	(1)
Corporate (see below)	60	26	—	5	(2)	30	53	86	33

Total Significant Items impacting EBIT	$(31)	$489	$80	$290	$39	$109	$666	$538	$438

Corporate
Significant Items:
Operating expenses	$1	$26	$—	$5	$(2)	$30	$50	$27	$33
Western Energy Settlement	59	—	—	—	—	—	—	59	—
Equity earnings and other income	—	—	—	—	—	—	3	—	—

Total Significant Items	$60	$26	$—	$5	$(2)	$30	$53	$86	$33